UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 24, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 24, 2023, Robert B. Brown informed Fresh Tracks Therapeutics, Inc. (the “Company”) of his resignation from the Company’s Board of Directors (the “Board”), effective immediately. In submitting his resignation, Mr. Brown expressed that he is not resigning as a result of any disagreement on any matter relating to the operations, policies or practices of the Company.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 24, 2023, the Board adopted Amended and Restated Bylaws to decrease the minimum number of directors from four members to three members. The foregoing description of the Company’s Amended and Restated Bylaws is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.
On July 24, 2023, in accordance with the Company’s Amended and Restated Bylaws, the Board reduced the size of the Board from four members to three members.
Item 8.01. Other Events.
On July 25, 2023, the Company received formal notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company has regained compliance with the independent director and audit committee requirements set forth in Nasdaq Listing Rule 5605. The Board is now comprised of a majority of “independent directors” within the meaning of Nasdaq Listing Rule 5605(a)(2), and the Board’s Audit Committee now has three members, each of whom meets the requirements of Nasdaq Listing Rule 5605(c)(2).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

3.1	Amended and Restated Bylaws, effective as of July 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Andrew D. Sklawer
	Name:	Andrew D. Sklawer
	Title:	President and Chief Executive Officer